RECONSTITUTED SERVICING AGREEMENT

THIS RECONSTITUTED SERVICING AGREEMENT (this “Agreement”), entered into as of the 1st day of December, 2002, by and between LEHMAN BROTHERS BANK, FSB, a federal savings bank (“Lehman Brothers Bank, FSB”) and WELLS FARGO HOME MORTGAGE, INC., a California corporation (formerly known as Norwest Mortgage, Inc. and referred to herein as the “Servicer”), and acknowledged by AURORA LOAN SERVICES INC., a Delaware corporation (“Aurora”) and Bank One, National Association, a national banking association (the “Trustee”), recites and provides as follows:

RECITALS

WHEREAS, Bank of America, N.A. (“Bank of America”) acquired certain mortgage loans, including the conventional, fixed rate, residential, first lien mortgage loans identified on Schedule I hereto (the “Serviced Mortgage Loans”), from Bank of America Mortgage Capital Corporation under that certain Assignment, Assumption and Recognition Agreement dated February 20, 2002 (the “BAMCC Assignment Agreement”) annexed hereto as Exhibit B-1.

WHEREAS, pursuant to that certain Assignment, Assumption and Recognition Agreement, dated December 9, 2002, by and among Bank of America, Lehman Brothers Bank, FSB and the Servicer (the “Assignment Agreement”) annexed hereto as Exhibit B-2, Bank of America has sold to Lehman Brothers Bank, FSB the Serviced Mortgage Loans and assigned its rights under the February 2002 SWSA (as defined below).

WHEREAS, Lehman Brothers Bank, FSB has conveyed the Serviced Mortgage Loans pursuant to a Mortgage Loan Sale and Assignment Agreement, dated as of December 1, 2002 (the “Mortgage Loan Sale and Assignment Agreement”) to Structured Asset Securities Corporation, a Delaware special purpose corporation (“SASCO”), which in turn has conveyed the Serviced Mortgage Loans to Bank One, National Association (the “Trustee”), pursuant to a trust agreement dated as of December 1, 2002 (the “Trust Agreement”), among the Trustee, Wells Fargo Bank Minnesota, National Association, as securities administrator, Aurora Loan Services Inc., as master servicer (“Aurora,” and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the “Master Servicer”) and SASCO.

WHEREAS, certain of the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to a Seller’s Warranties and Servicing Agreement between Banc of America Mortgage Capital Corporation and the Servicer, dated as of February 1, 2002 (for 30-Year Fixed Rate Mortgage Loans, WFHM 2002-W02) (hereinafter, the “February 2002 SWSA”) and annexed hereto as Exhibit C.

WHEREAS, certain of the Serviced Mortgage Loans purchased by Lehman Brothers Bank, FSB under a Mortgage Loan Purchase Agreement dated as of July 1, 2001, by and between Lehman Brothers Bank, FSB and JPMorgan Investment Management, Inc., are currently being serviced by the Servicer pursuant to a servicing agreement between Lehman Brothers Bank, FSB and the Servicer (hereinafter, the “Servicing Agreement”).

WHEREAS, Lehman Brothers Bank, FSB desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Lehman Brothers Bank, FSB and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

WHEREAS, to facilitate this reconstitution, Lehman Brothers Bank, FSB and the Servicer desire to consolidate the servicing of the Serviced Mortgage Loans currently serviced under the Servicing Agreement with the servicing of the Serviced Mortgage Loans currently serviced under the February 2002 SWSA so that all of the Serviced Mortgage Loans are governed by the February 2002 SWSA (the Servicing Agreement when merged into the February 2002 SWSA shall collectively be referred to herein as the “SWSA”) and the terms of this Agreement.

WHEREAS, Lehman Brothers Bank, FSB and the Servicer agree that the provisions of the SWSA shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

WHEREAS, Lehman Brothers Bank, FSB and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lehman Brothers Bank, FSB and the Servicer hereby agree as follows:

AGREEMENT

1.

Definitions.  Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless if such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

2.

Custodianship.  The parties hereto acknowledge that U.S. Bank National Association will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to the applicable Custodial Agreement dated December 1, 2002, between U.S. Bank National Association and the Trustee.

3.

Servicing.  The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

4.

Trust Cut-off Date.  The parties hereto acknowledge that by operation of Section 4.05 and Section 5.01 of the SWSA, the remittance on January 21, 2003 to the Trust Fund is to include principal due after December 1, 2002 (the “Trust Cut-off Date”) plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c) and (d) of Section 5.01 of the SWSA.

5.

Master Servicing; Termination of Servicer.  The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement.  The Master Servicer, acting on behalf of the Trustee and the SASCO 2002-26 Trust Fund (the “Trust Fund”) created pursuant to the Trust Agreement, shall have the same rights as Lehman Brothers Bank, FSB under the SWSA to enforce the obligations of the Servicer under the SWSA and the term “Purchaser” as used in the SWSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the content requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto.  The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Article X of the SWSA.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any obligations of Lehman Brothers Bank, FSB under the SWSA and in connection with the performance of the Master Servicer’s duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

6.

No Representations.  Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.01 of the SWSA) in connection with the transactions contemplated by this Agreement.

7.

Notices.  All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice.  Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

Aurora Loan Services, Inc.

2530 South Parker Road

Suite 601

Aurora, Colorado 80014

Attn:  E. Todd Whittemore, Master Servicing,

SASCO 2002-26

Telephone:  (303) 632-3000

Facsimile:  (303) 632-3123

All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

JPMorgan Chase Bank

New York, New York

ABA#:  021-000-021

Account Name:  Aurora Loan Services Inc.,
Master Servicing Payment Clearing Account

Account Number:  066-611059

Beneficiary:  Aurora Loan Services, Inc.

For further credit to:  SASCO 2002-26

All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

Bank One, National Association

One Bank One Plaza

Suite IL-I-0430

Chicago, Illinois 60670-0430

Attention: Global Services

Telephone: (312) 526-7000

Facsimile:  (312) 526-7209

All notices required to be delivered to Lehman Brothers Bank, FSB hereunder shall be delivered to Lehman Brothers Bank, FSB, at the following address:

Lehman Brothers Bank, FSB

745 7th Avenue, 8th Floor

New York, New York 10019

Attention:  Contract Finance – Matthew Ziffer

Telephone:  (212) 884-6292

All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the SWSA.

8.

Acknowledgement.  The Servicer hereby acknowledges that the rights of Lehman Brothers Bank, FSB under the Assignment Agreement and the SWSA as amended by this Agreement will be assigned to SASCO under the Mortgage Loan Sale and Assignment Agreement and subsequently to the Trust Fund under the Trust Agreement and agrees that the Mortgage Loan Sale and Assignment Agreement and the Trust Agreement will each be a valid assignment and assumption agreement or other assignment document required pursuant to Sections 2.02 and 12.11 of the SWSA and will constitute a valid assignment and assumption of the rights of Lehman Brothers Bank, FSB under the Assignment Agreement and the SWSA to SASCO and the Trust Fund, as applicable.  In addition, the Trust Fund will make a REMIC election.  The Servicer hereby consents to such assignment and assumption and acknowledges the Trust Fund’s REMIC election.

9.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

10.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

Executed as of the day and year first above written.

LEHMAN BROTHERS BANK, FSB

as Owner

By:  /s/ Gary Taylor

Name: Gary Taylor

Title: Vice President

WELLS FARGO HOME MORTGAGE, INC.,

    as Servicer

By:  /s/ Trisha Lowe

            Name:  Trisha Lowe

             Title:  Vice President

Acknowledged:

AURORA LOAN SERVICES INC.,

as Master Servicer

By:  /s/ E. Todd Whittemore

Name:  E. Todd Whittemore

Title:  Exec. Vice President

Bank One, National Association,

as Trustee

By:  /s/ Ruth H. Fussell

Name:  Ruth H. Fussell

Title:  Vice President

EXHIBIT A

Modifications to the SWSA

1.

Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement.  The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2.

The definition of  “Determination Date” in Article I is hereby amended in its entirety to read as follows:

Determination Date:  With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the next succeeding Business Day.

3.

The definition of “Prepayment Interest Shortfall” is hereby amended in its entirety to read as follows:

Prepayment Interest Shortfall:  With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan’s Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

4.

New definitions of “Rating Agency” and “Realized Loss” are added to Article I immediately following the definition of “Qualified Substitute Mortgage Loan” to read as follows:

Rating Agency:  Each of Moody’s and S&P.

Realized Loss:  With respect to each Liquidated Mortgage Loan (as defined in the Trust Agreement), an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Servicer with respect to such Mortgage Loan (other than Monthly Advances of principal) including expenses of liquidation.

5.

The parties acknowledge that the fourth paragraph of Section 2.02 shall be inapplicable to this Agreement.

6.

The parties acknowledge that Section 2.03 (Custodial Agreement; Delivery of Documents) shall be superceded by the provisions of the Custodial Agreement.

7.

Section 3.01(c) (No Conflicts) is hereby amended by deleting the words “the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser.”

8.

Section 3.01(e) (Reasonable Servicing Fee; Fair Consideration) is hereby amended by (i) deleting ";Fair Consideration" in the title of such section and (ii) deleting the last sentence thereof.

9.

Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second and third sentences thereof.

10.

Section 3.01(h) (No Consent Required) is hereby amended by deleting the words “or the sale of the Mortgage Loans.”

11.

Section 3.01 (i) (Selection Process), Section 3.01(k) (Sale Treatment) and Section 3.01(m) (No Brokers’ Fees).

12.

A new paragraph is hereby added at the end of Section 3.01 (Company Representations and Warranties) to read as follows:

It is understood and agreed that the representations and warranties set forth in Section 3.01 (a) through (h), (j) and (l) shall survive the engagement of the Servicer to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer.  Upon discovery by either the Servicer, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee’s option, assign the Servicer’s rights and obligations under this Agreement (or respecting the affected Loans) to a successor Servicer selected by the Trustee with the prior consent and approval of the Master Servicer.  Such assignment shall be made in accordance with Section 12.01.

In addition, the Servicer shall indemnify (from its own funds) the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer’s representations and warranties contained in this Agreement.  It is understood and agreed that the remedies set forth in this Section 3.01 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Trustee or the Master Servicer for compliance with this Agreement.

13.

Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

(i)

by deleting the first, second and third sentences of the second paragraph of such section and replacing it with the following:

Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Company’s reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

(ii)

by adding the following to the end of the second paragraph of such section:

Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.  Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

14.

Section 4.02 (Liquidation of Mortgage Loans) is hereby amended by replacing the words “three (3) Business Days” with “five (5) Business Days” in the fifteenth line of the first paragraph thereof.

15.

Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

(a)

the words “in trust for Banc of America Mortgage Capital Corporation and/or subsequent purchasers of Mortgage Loans, and various Mortgagors-P&I” in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following:  “in trust for SASCO 2002-26 Trust Fund and various Mortgagors”.

(b)

by amending clause (viii) to read as follows:

(viii)

the amount of any Prepayment Interest Shortfall paid out of the Servicer’s own funds without any right to reimbursement therefor;

16.

Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by replacing the last five lines of clause (ii) with the following:

shall be prior to the rights of the Trust Fund; provided however, that in the event that the Servicer determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Servicer may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer’s right thereto shall be prior to the rights of the Trust Fund;

17.

Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words “Banc of America Mortgage Capital Corporation and/or subsequent purchasers of Residential Mortgage Loans, and various Mortgagors-T&I” in the fourth and fifth lines of the first sentence of the first paragraph, and replacing it with the following:

“in trust for SASCO 2002-26 Trust Fund and various Mortgagors”.

18.

Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to “one year” in the eighth line of the third paragraph thereof with “three years”, (ii) adding two new paragraphs after the third paragraph thereof to read as follows:

In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC.  If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.  The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would:  (i) cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(iii) deleting the first sentence of the fourth paragraph thereto, (iv) replacing the words “one” and “sentence” with “three” and “paragraph”, respectively, in the sixth and seventh line of the fourth paragraph thereto, (v) replacing the word “advances” in the sixth line of the sixth paragraph thereof with “Monthly Advances,” (vi) replacing the last sentence of the sixth paragraph thereof with the following sentence:

On the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received, the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Master Servicer on behalf of the Trust Fund.

and (vii) by adding the following to the end of such Section:

Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a “Notice of Sale”).  The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

19.

Section 5.01 (Remittances) is hereby amended by adding the following after the second paragraph of such Section:

All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

JPMorgan Chase Bank

New York, New York

ABA #: 021-000-021

Account Name:

Aurora Loan Services Inc.

Master Servicing Payment Clearing Account

Account Number: 066-611059

Beneficiary:  Aurora Loan Services Inc.

For further credit to:  SASCO 2002-26

20.

Section 5.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

Section 5.02 Statements to Master Servicer.

Not later than the tenth calendar day of each month (or if such calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit D-2 hereto (or in such other format mutually agreed to between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer; provided, however, the information required by Exhibit D-2 is limited to that which is readily available to the Servicer and is mutually agreed to by the Servicer and Master Servicer.

21.

Section 5.03 (Monthly Advances by Company) is hereby amended by (i) deleting the words “if requested by a Rating Agency (hereinafter defined) in connection with a securitization,” from the third sentence thereto; and (ii) deleting the last sentence of such Section.

22.

Section 6.04 (Annual Statement as to Compliance) is hereby amended and restated in its entirety as follows:

Section 6.04

Annual Officer’s Certificate.

On or before the 28th day of February of each year, beginning with February 28, 2003, the Servicer, at its own expense, will deliver to the Master Servicer, a Servicing Officer’s certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

23.

Section 6.05 (Annual Independent Public Accountants’ Servicing Report) is hereby amended and restated in its entirety as follows:

Section 6.05

Annual Audit Report.

On or before the 28th day of February of each year, beginning with February 28, 2003, the Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to the Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer’s duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer’s overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, are believed to be immaterial or such other exceptions that the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

24.

Section 8.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

The Servicer shall indemnify Lehman Brothers Bank, FSB, the Depositor, the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement.  The Servicer immediately shall notify Lehman Brothers Bank, FSB, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim.  The Servicer shall follow any written instructions received from the Trustee or the Depositor in connection with such claim.  The Servicer shall provide the Trustee with a written report of all expenses and advances incurred by the Servicer pursuant to this Section 8.01, and the Trustee from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of this Servicer.

25.

Section 10.01 (Events of Default) is hereby amended by:

(a)

changing any reference to “Purchaser” to “Master Servicer”; and

(b)

adding the words “within the applicable cure period” after the word “remedied” in the first line of the second paragraph.

26.

Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to “Purchaser” to “Master Servicer with the prior written consent of the Trustee”.

27.

Section 11.01 (Termination) is hereby amended by restating subclause (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

(ii)

mutual consent of the Servicer and the Trustee in writing, provided such termination is also acceptable to the Master Servicer and the Rating Agencies.

At the time of any termination of the Servicer pursuant to Section 11.01, the Servicer shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Sections 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Servicer until such amounts are received by the Trust Fund from the related Mortgage Loans.

28.

Section 11.02 (Termination Without Cause) is hereby amended by replacing the first reference to “Purchaser” with “Lehman Brothers Bank, FSB (with the prior consent of the Trustee).”

29.

Section 12.01 (Successor to Company) is hereby amended in its entirety to read as follows:

Simultaneously with the termination of the Servicer’s responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer’s responsibilities, duties and liabilities under this Agreement.  Any successor to the Servicer that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, Lehman Brothers Bank, FSB, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement).  Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates.  In connection with such appointment and assumption, the Master Servicer or Lehman Brothers Bank, FSB, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement.  In the event that the Servicer’s duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Trust Fund under Section 3.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor’s possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination.  The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer’s responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer’s actions or failure to act prior to any such termination or resignation.

The Servicer shall deliver, within three (3) Business Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

Upon a successor’s acceptance of appointment as such, the Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

30.

Section 12.02 (Amendment) is hereby amended by replacing the words “by the Company and by written agreement signed by the Company and the Purchaser” with “by written agreement signed by the Servicer and Lehman Brothers Bank, FSB, with the written consent of the Master Servicer and the Trustee”.

31.

Section 12.04 (Arbitration) is hereby deleted in its entirety.

32.

Section 12.05 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

33.

Section 12.11 (Assignment by Purchaser) is hereby deleted in its entirety.

34.

Section 12.12 (Solicitation of Mortgagor) is hereby amended by replacing the words “the Purchaser” with “Lehman Brothers Bank, FSB” in each instance.

35.

Intended Third Party Beneficiaries.  Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions.  The Servicer shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement.  The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement.  Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

EXHIBIT B-1

EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

February 20, 2002

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT dated February 20, 2002, among Banc of America Mortgage Capital Corporation,  (the “Assignor”), Bank of America, N.A.,  (the “Assignee”) and Wells Fargo Home Mortgage, Inc. (the “Company”):

For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

With respect to the mortgage loans listed on Exhibit A hereto (the “Mortgage Loans”), the Assignor hereby grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as Purchaser, in, to and under that certain Seller’s Warranties and Servicing Agreement (the “Sale and Servicing Agreement”), dated as of February 1, 2002, and the related Mortgage Loan Purchase Agreement dated February 1, 2002 (together with the Sale and Servicing Agreement, the “Sale Agreement”), each by and between the Assignor and the Company, the Mortgage Loans delivered thereunder by the Company to the Assignor, and that certain Custody Agreement (the “Custody Agreement”), dated as of February 1, 2002, by and between the Purchaser and First Union National Bank (the “Custodian”).

2.

The Assignor warrants and represents to, and covenants with, the Assignee that:

a.

The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

b.

The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Sale Agreement or the Mortgage Loans;

c.

The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Sale Agreement, the Custody Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Sale Agreement.  The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Sale Agreement, the Custody Agreement or the Mortgage Loans; and

d.

Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the “Securities Act”) or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

3.

That Assignee warrants and represent to, and covenants with, the Assignor and the Company that:

a.

The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Sale Agreement and the Custody Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor’s obligations as purchaser or owner thereunder;

b.

The Assignee understands that the Mortgage Loans have not been registered under the Securities Act or the securities laws of any state;

c.

The purchase price being paid by the Assignee for the Mortgage Loans is in excess of $250,000.00 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

d.

The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person.  In this connection, neither the Assignee nor any person authorized to act therefor has offered to sell the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) Regulation D promulgated under the Securities Act;

e.

The Assignee considers itself a substantial sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

f.

The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company;

g.

Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accepted a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the Securities Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans;

h.

Either (1) the Assignee is not an employee benefit plan (“Plan”) within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a plan (“Plan”) within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 (“Code”), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan; or (2) the Assignee’s purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code; and

i.

The Assignee’s address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale Agreement is:

Bank of America, N.A.

c/o Bank of America Mortgage

Master Servicing Department

101 E. Main Street, Suite 400

Louisville, Kentucky  40202

Attention: Kara Haeussner

Telephone:  (502) 566-5478

Fax:  (502) 566-7151

Email:  kara.haeussner@bankofamerica.com

The Assignee’s wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Sale Agreement is:

For the account of Bank of America, N.A.

ABA#:

053000196

A/C#:

000682260734

A/C Name:

Bank of America ITF Clearing for SBO

Investors and Various Mortgagors

Taxpayer ID#: 94-1687665

4.

Accuracy of the Sale Agreement.

The Company and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B is a true, accurate and complete copy of the Sale Agreement, the Custody Agreement and all amendments and modifications, if any, thereto, (ii) neither the Sale Agreement nor the Custody Agreement has been amended or modified in any respect, except as set forth in this Agreement, and (iii) no notice of termination has been given to the Company under the Sale Agreement.  The Company represents and warrants that through the date hereof the Company has serviced the Mortgage Loans in accordance with the terms of the Sale Agreement.

5.

Recognition of Assignee.

From and after the date hereof, the Company shall note the transfer of the Mortgage Loans to the Assignee in its books and records, the Company shall recognize the Assignee as the owner of the Mortgage Loans and the Company shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Sale Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Company and the Assignee that the Sale Agreement shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

[Signatures on the Following Page]

IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement be executed by their duly authorized officers as of the date first above written.

BANC OF AMERICA MORTGAGE

BANK OF AMERICA, N.A.

CAPITAL CORPORATION

Assignee

Assignor

By: ____________________________

By:  ____________________________

Name: __________________________

Name: __________________________

Its:  ____________________________

Its:  ____________________________

WELLS FARGO HOME MORTGAGE, INC.

Company

By:  ____________________________

Name: __________________________

Its:  ____________________________

EXHIBIT A

MORTGAGE LOAN SCHEDULE

EXHIBIT B

EXECUTION COPIES OF SELLER’S WARRANTIES AND SERVICING AGREEMENT,

MORTGAGE LOAN PURCHASE AGREEMENT AND CUSTODY AGREEMENT

EXHIBIT B-2

EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

December 9, 2002

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “AAR Agreement”) dated as of December 9, 2002, among Bank of America, N.A. (the “Assignor”), Lehman Brothers Bank, FSB (the “Assignee”) and Wells Fargo Home Mortgage, Inc. (the “Company”):

For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Sale and Assignment.

1.

With respect to the mortgage loans listed on Exhibit A hereto (the “Assigned Loans”), purchased by the Assignor from Banc of America Mortgage Capital Corporation (“BAMCC”) pursuant to that certain Assignment, Assumption and Recognition Agreement dated as of February 20, 2002 (the “Original Closing Date”), by and among BAMCC, the Assignor and the Company, the Assignor hereby grants, transfers and sells all the right, title and interest of the Assignor in the Assigned Loans and assigns to the Assignee all of the right, title and interest of the Assignor, as Purchaser, in, to and under that certain Seller’s Warranties and Servicing Agreement (the “Warranties and Servicing Agreement”) dated as of February 1, 2002, and the related Mortgage Loan Purchase Agreement dated as of February 1, 2002 (together with the Warranties and Servicing Agreement, the “Sale Agreement”), each by and between BAMCC and the Company, as each relates to the Assigned Loans and only the Assigned Loans.  The Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under any mortgage loans subject to the Sale Agreement other than the Assigned Loans.  Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Warranties and Servicing Agreement.

2.

Simultaneously with the execution of this AAR Agreement, on December 9, 2002, the Assignee shall pay to the Assignor the purchase price as calculated pursuant to the commitment letter (the “Commitment Letter”) dated as of October 23, 2002, by and between the Assignee and the Assignor.  The Assignee shall pay the purchase price payable under the Commitment Letter by wire transfer of immediately available funds to the account specified by the Assignor. The Assignee shall be entitled to all scheduled payments due on the Assigned Loans after December 1, 2002 (the “Assigned Loans Cut-off Date”) and all unscheduled payments or other proceeds or other recoveries on the Assigned Loans received on and after the Assigned Loans Cut-off Date except as otherwise specified in the Commitment Letter.

Representations, Warranties and Covenants of the Assignor.

3.

The Assignor warrants and represents to, and covenants with, the Assignee that:

(a)

The Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor’s articles of association or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject.  The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignor.  This AAR Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.  The execution, delivery and performance by the Assignor of this AAR Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.  There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this AAR Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and, if determined adversely to the Assignor, will materially and adversely affect its ability to perform its obligations under this AAR Agreement;

(b)

The Assignor is the lawful owner of the Assigned Loans with the full right to transfer the Assigned Loans and all of its interests, rights and obligations under the Sale Agreement free from any and all claims and encumbrances whatsoever.  Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note related to any Assigned Loan or the related Mortgage or any interest or participation therein;

(c)

The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Assigned Loan, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage related to any Assigned Loan, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission;

(d)

The Assignor has not taken any action that would serve to impair or encumber the Assignor’s ownership interest in the Assigned Loans since the Original Closing Date.

(e)

The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Sale Agreement or the Assigned Loans;

(f)

The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Sale Agreement or the Assigned Loans, including without limitation the transfer of the servicing obligations under the Sale Agreement.  The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Sale Agreement or the Assigned Loans;

(g)

Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans or any other similar security from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the “Securities Act”) or which would render the disposition of the Assigned Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto; and

(h)

The representations and warranties contained in Section 3.02 of the Warranties and Servicing Agreement, to the extent they relate to matters arising on or after the Original Closing Date, are true and correct as of the date of this AAR Agreement.  For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in Section 3.02 of the Warranties and Servicing Agreement (i) to the “Cut-off Date” shall be deemed to be a reference to the Assigned Loan Cut-off Date, (ii) to the “Mortgage Loan Schedule” shall be deemed to be a reference to Exhibit A hereto and (iii) to the “Closing Date” shall be deemed to be a reference to the date of this AAR Agreement.

It is understood and agreed that the representations and warranties set forth in this Section 3 shall survive delivery of the respective Mortgage Files to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this AAR Agreement.  It is understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 3 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 3, by the Company in the Sale Agreement.  It is further understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained herein, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

Repurchase of Assigned Loans.

4.

The Assignor and the Assignee understand and agree that:

(a)

Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this AAR Agreement that materially and adversely affects the value of any Assigned Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Assigned Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within ninety (90) days from the date on which it is notified of the breach, the Assignor shall, at the Assignee’s option, repurchase the Mortgage Loan or substitute a Qualified Substitute Mortgage Loan in the same manner set forth in Section 3.03 of the Warranties and Servicing Agreement.

(b)

In the event the Company has breached a representation or warranty under the Warranties and Servicing Agreement that is substantially identical to a representation or warranty by the Assignor hereunder, the Assignee shall first proceed against the Company.  If the Company does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Warranties and Servicing Agreement) or purchase the Assigned Loan or substitute a Qualified Substitute Mortgage Loan in the same manner as set forth in Section 3.03 of the Warranties and Servicing Agreement, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Assigned Loan from the Assignee (or substitute a Qualified Substitute Mortgage Loan), except to the extent such breach arose prior to the Original Closing Date.  In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Company to cure such breach or repurchase such Assigned Loan (or substitute a Qualified Substitute Mortgage Loan), under the terms of the Warranties and Servicing Agreement with respect to such Assigned Loan.

(c)

Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of the Sale Agreement, to oversee compliance thereof, or to take notice of any breach or default thereof.

Representations, Warranties and Covenants of the Assignee.

5.

The Assignee warrants and represents to, and covenants with, the Assignor and the Company pursuant to Section 12.11 of the Warranties and Servicing Agreement that:

(a)

The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Sale Agreement solely with respect to the Assigned Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor’s obligations as purchaser thereunder solely with respect to the Assigned Loans;

(b)

The Assignee understands that the Assigned Loans have not been registered under the Securities Act or the securities laws of any state;

(c)

The purchase price being paid by the Assignee for the Assigned Loans is in excess of $250,000.00 and will be paid by cash remittance of the full purchase price within sixty (60) days of the sale;

(d)

The Assignee is acquiring the Assigned Loans for investment for its own account only and not for any other person.  In this connection, neither the Assignee nor any person authorized to act therefor has offered to sell the Assigned Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) Regulation D promulgated under the Securities Act;

(e)

The Assignee considers itself a substantial sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Assigned Loans;

(f)

The Assignee has been furnished with all information regarding the Assigned Loans that it has requested from the Assignor or the Company;

(g)

Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans, any interest in the Assigned Loans or any other similar security to, or solicited any offer to buy or accepted a transfer, pledge or other disposition of the Assigned Loans, any interest in the Assigned Loans or any other similar security from, or otherwise approached or negotiated with respect to the Assigned Loans, any interest in the Assigned Loans or any other similar security with, any person in any manner which would constitute a distribution of the Assigned Loans under the Securities Act or which would render the disposition of the Assigned Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Assigned Loans;

(h)

Either (i) the Assignee is not an employee benefit plan (“Plan”) within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a plan (“Plan”) within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 (“Code”), and the Assignee is not directly or indirectly purchasing the Assigned Loans on behalf of, investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan; or (ii) the Assignee’s purchase of the Assigned Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code; and

(i)

The Assignee’s address for purposes of all notices and correspondence related to the Assigned Loans and the Sale Agreement is:

Lehman Brothers Bank, FSB

745 7th Avenue

8th Floor

New York, New York  10019

Attention:  Jordan M. Epstein

Telephone:  (212) 526-9887

Fax:  (646) 758-4393

Email:  jmepstei@lehman.com

With a copy to:

Aurora Loan Services Inc.

2530 South Parker Road

Suite 601

Aurora, Colorado 80014

Attention:  Jerald Dreyer

The Assignee’s wire transfer instructions for purposes of all remittances and payments related to the Assigned Loans and the Sale Agreement is:

Chase Manhattan Bank

Account # 066-611059

ABA #:  021-000-021

City: New York, New York

Reference:  Attention:  Linda Sherman

Representations and Warranties of the Company.

6.

The Company warrants and represents to, and covenants with, the Assignee that:

(a)

The representations and warranties contained in Section 3.01 of the Warranties and Servicing Agreement are deemed to be made as of the date of this AAR Agreement, and all such representations and warranties are true and correct as of the date of this AAR Agreement;

(b)

The Company has serviced the Assigned Loans in accordance with the terms of the Warranties and Servicing Agreement, provided accurate statements pursuant to Section 5.02 thereof and otherwise complied with all covenants and obligations thereunder; and

(c)

The Company has taken no action or omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Assigned Loans.

Accuracy of the Sale Agreement.

7.

The Company and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B is a true, accurate and complete copy of the Sale Agreement and all amendments and modifications, if any, thereto, (ii) the Sale Agreement is in full force and effect on the date hereof, (iii) the Sale Agreement has not been amended or modified in any respect, except as set forth in this AAR Agreement, and (iv) no notice of termination has been given to the Company under the Sale Agreement.

Modification of Warranties and Servicing Agreement.  Solely with respect to the Assigned Loans, the Company and the Assignee hereby agree to amend the Warranties and Servicing Agreement as follows:

8.

The parties hereto acknowledge and agree that the following Sections are hereby added to and made a part of Article IV of the Warranties and Servicing Agreement (as Sections 4.20 and 4.21 thereof):

“Section 4.20.

Confidentiality/Protection of Customer Information.

The Company shall keep confidential and shall not divulge to any party, without the Purchaser’s prior written consent, the price paid by the Purchaser for the Mortgage Loans, except to the extent that it is reasonable and necessary for the Company to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.  Each party agrees that it shall comply with all applicable laws and regulations regarding the privacy or security of Customer Information (as defined below) shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Customer Information, including maintaining security measures designed to meet the Interagency Guidelines Establishing Standards for Safeguarding Customer Information, 66 Fed. Reg. 8616, and the rules promulgated thereunder.  For purposes of this Section, “Customer Information” means any personal information concerning a Mortgagor that is disclosed by one party to this Agreement to the other.

Section 4.21.

Credit Reporting.

From and after the date on which the Purchaser notifies the Company that it will require ongoing credit reporting, for each Mortgage Loan, the Company shall furnish fully, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on the Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company on a monthly basis.”

Recognition of Assignee.

9.

From and after the date of this AAR Agreement, the Company shall note the transfer of the Assigned Loans to the Assignee in its books and records, the Company shall recognize the Assignee as the owner of the Assigned Loans and the Company shall service the Assigned Loans for the benefit of the Assignee pursuant to the Sale Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Company and the Assignee that the Sale Agreement shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

Governing Law.

10.

This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

[Signatures on the Following Page]

IN WITNESS WHEREOF, the parties have caused this AAR Agreement be executed by their duly authorized officers as of the date first above written.

BANK OF AMERICA, N.A.

LEHMAN BROTHERS BANK, FSB

Assignor

Assignee

By: ____________________________

By:  ____________________________

Name: __________________________

Name: __________________________

Its:  ____________________________

Its:  ____________________________

WELLS FARGO HOME MORTGAGE, INC.

Company

By:  ____________________________

Name: __________________________

Its:  ____________________________

[Signature page for 2002 SAS-AP]

EXHIBIT A

ASSIGNED LOAN SCHEDULE

EXHIBIT B

EXECUTION COPIES OF SELLER’S WARRANTIES AND SERVICING AGREEMENT AND MORTGAGE LOAN PURCHASE AGREEMENT

EXHIBIT C

Execution Copy

BANC OF AMERICA MORTGAGE CAPITAL CORPORATION

Purchaser

and

WELLS FARGO HOME MORTGAGE, INC.

Company

SELLER'S WARRANTIES AND SERVICING AGREEMENT

Dated as of February 1, 2002

30-Year Fixed Rate Mortgage Loans

WFHM 2002-W02

TABLE OF CONTENTS

ARTICLE I.

DEFINITIONS

1

ARTICLE II.

CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF

MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL

AGREEMENT; DELIVERY OF DOCUMENTS

8

Section 2.01

Conveyance of Mortgage Loans; Possession of Mortgage Files;

Maintenance of Servicing Files.

8

Section 2.02

Books and Records; Transfers of Mortgage Loans.

9

Section 2.03

Custodial Agreement; Delivery of Documents.

10

ARTICLE III.

REPRESENTATIONS AND WARRANTIES REMEDIES

AND BREACH

11

Section 3.01

Company Representations and Warranties.

11

Section 3.02

Representations and Warranties Regarding Individual Mortgage Loans.

14

Section 3.03

Repurchase.

25

ARTICLE IV.

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

27

Section 4.01

Company to Act as Servicer.

27

Section 4.02

Liquidation of Mortgage Loans.

28

Section 4.03

Collection of Mortgage Loan Payments.

29

Section 4.04

Establishment of and Deposits to Custodial Account.

29

Section 4.05

Permitted Withdrawals From Custodial Account.

30

Section 4.06

Establishment of and Deposits to Escrow Account.

32

Section 4.07

Permitted Withdrawals From Escrow Account.

32

Section 4.08

Payment of Taxes, Insurance and Other Charges.

33

Section 4.09

Protection of Accounts.

33

Section 4.10

Maintenance of Hazard Insurance.

33

Section 4.11

Maintenance of Mortgage Impairment Insurance.

35

Section 4.12

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

35

Section 4.13

Inspections.

36

Section 4.14

Restoration of Mortgaged Property.

36

Section 4.15

Maintenance of PMI Policy; Claims.

36

Section 4.16

Title, Management and Disposition of REO Property.

37

Section 4.17

Real Estate Owned Reports.

38

Section 4.18

Liquidation Reports.

39

Section 4.19

Reports of Foreclosures and Abandonments of Mortgaged Property.

39

ARTICLE V.

PAYMENTS TO PURCHASER

39

Section 5.01

Remittances.

39

Section 5.02

Statements to Purchaser.

40

Section 5.03

Monthly Advances by Company.

40

ARTICLE VI.

GENERAL SERVICING PROCEDURES

40

Section 6.01

Transfers of Mortgaged Property.

40

Section 6.02

Satisfaction of Mortgages and Release of Mortgage Files.

41

Section 6.03

Servicing Compensation.

42

Section 6.04

Annual Statement as to Compliance.

42

Section 6.05

Annual Independent Public Accountants' Servicing Report.

42

Section 6.06

Right to Examine Company Records.

43

Section 6.07

Compliance with REMIC Provisions.

43

ARTICLE VII.  COMPANY TO COOPERATE

43

Section 7.01

Provision of Information.

43

Section 7.02

Financial Statements; Servicing Facility.

44

ARTICLE VIII.   THE COMPANY

44

Section 8.01

Indemnification; Third Party Claims.

44

Section 8.02

Merger or Consolidation of the Company.

44

Section 8.03

Limitation on Liability of Company and Others.

45

Section 8.04

Limitation on Resignation and Assignment by Company.

45

ARTICLE IX.

REMOVAL OF MORTGAGE LOANS FROM AGREEMENT

46

Section 9.01

Removal of Mortgage Loans from Inclusion Under this Agreement.

46

ARTICLE X.

DEFAULT

48

Section 10.01

Events of Default.

48

Section 10.02

Waiver of Defaults.

49

ARTICLE XI.

TERMINATION

49

Section 11.01

Termination.

49

Section 11.02

Termination Without Cause.

50

ARTICLE XII.  MISCELLANEOUS PROVISIONS

50

Section 12.01

Successor to Company.

50

Section 12.02

Amendment.

51

Section 12.03

Governing Law.

51

Section 12.04

Arbitration.

51

Section 12.05

Duration of Agreement.

52

Section 12.06

Notices.

52

Section 12.07

Severability of Provisions.

52

Section 12.08

Relationship of Parties.

53

Section 12.09

Execution; Successors and Assigns.

53

Section 12.10

Recordation of Assignments of Mortgage.

53

Section 12.11

Assignment by Purchaser.

53

Section 12.12

Solicitation of Mortgagor.

53

Section 12.13

Further Agreements.

54

Section 12.14

Confidential Information.

54

EXHIBITS

Exhibit A-1

Mortgage Loan Schedule

Exhibit A-2

Data File

Exhibit B

Contents of Each Mortgage Loan File

Exhibit C

Custodial Agreement

Exhibit D

Form of Assignment and Assumption

Exhibit E

Underwriting Guidelines

This is a Seller's Warranties and Servicing Agreement for fixed rate residential first mortgage loans, dated and effective as of February 1, 2002, and is executed between Banc of America Mortgage Capital Corporation, as purchaser (the "Purchaser"), and Wells Fargo Home Mortgage, Inc., as seller and servicer (the "Company").

W I T N E S S E T H

WHEREAS, the Purchaser has agreed to purchase from the Company and the Company has agreed to sell to the Purchaser certain Mortgage Loans which have an aggregate outstanding principal balance as of the close of business on the Cut-off Date, after deduction of payments due on or before such date whether or not received, of $959,543,871.22;

WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule, which is annexed hereto as Exhibit A-1; and

WHEREAS, the Purchaser and the Company wish to prescribe the manner of purchase of the Mortgage Loans and the conveyance, servicing and control of the Mortgage Loans.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:

ARTICLE I.

DEFINITIONS

Whenever used herein, the following words and phrases, unless the content otherwise requires, shall have the following meanings:

Accepted Servicing Practices:  With respect to any Mortgage Loan, procedures (including collection procedures) that the Company customarily employs and exercises in servicing and administering mortgage loans for its own account and that are in accordance with accepted mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

Agreement:  This Seller's Warranties and Servicing Agreement and all amendments hereof and supplements hereto.

ALTA:  The American Land Title Association or any successor thereto.

Appraisal:  A written appraisal of a Mortgaged Property made by a Qualified Appraiser, which appraisal must be written, in form and substance, acceptable to Fannie Mae and Freddie Mac standards, and satisfy the requirements of Title XI of the Financial Institution, Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, in effect as of the date of the Appraisal.

Appraised Value:  With respect to any Mortgage Loan, the lesser of (i) the value set forth on the Appraisal made in connection with the origination of the related Mortgage Loan as the value of the related Mortgaged Property, or (ii) the purchase price paid for the Mortgaged Property, provided, however, that in the case of a refinanced Mortgage Loan, such value shall be based solely on the Appraisal made in connection with the origination of such Mortgage Loan.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the State of Iowa or the State of Maryland or the State of New York are authorized or obligated by law or executive order to be closed.

Closing Date:  February 20, 2002.

Code:  The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

Commitment Letter:  That certain letter agreement dated January 18, 2002, between the Company and the Purchaser.

Company:  Wells Fargo Home Mortgage, Inc., or its successor in interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.

Company Employees:  As defined in Section 4.12.

Condemnation Proceeds:  All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary,  partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Custodial Account:  The separate account or accounts created and maintained pursuant to Section 4.04.

Custodial Agreement:  The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents, a form of which is annexed hereto as Exhibit C.

Custodian:  The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

Cut-off Date: February 1, 2002.

Data File:  The electronic data file prepared by the Company and delivered to the Purchaser including the data fields set forth on Exhibit A-2 with respect to each Mortgage Loan.

Deleted Mortgage Loan:  A Mortgage Loan which is repurchased by the Company in accordance with the terms of this Agreement and which is, in the case of a substitution pursuant to Section 3.03, replaced or to be replaced with a Qualified Substitute Mortgage Loan.

Determination Date: The Business Day immediately preceding the related Remittance Date.

Due Date:  The first day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

Errors and Omissions Insurance Policy:  An errors and omissions insurance policy to be maintained by the Company pursuant to Section 4.12.

Escrow Account:  The separate account or accounts created and maintained pursuant to Section 4.06.

Escrow Payments:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 10.01.

Fannie Mae:  The entity formerly known as Federal National Mortgage Association (FNMA), or any successor thereto.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Company pursuant to Section 4.12.

First Remittance Date:  March18, 2002.

Freddie Mac:  The entity formerly known as the Federal Home Loan Mortgage Corporation (FHLMC), or any successor thereto.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan, the ratio of the original loan amount of the Mortgage Loan at its origination (unless otherwise indicated) to the Appraised Value of the Mortgaged Property.

Monthly Advance:  The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Company pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

Monthly Payment:  The scheduled monthly payment of principal and interest on a Mortgage Loan.

Mortgage:  The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

Mortgage File:  The items pertaining to a particular Mortgage Loan referred to in Exhibit B annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Impairment Insurance Policy:  A mortgage impairment or blanket hazard insurance policy as described in Section 4.11.

Mortgage Interest Rate:  The annual rate of interest borne on a Mortgage Note in accordance with the provisions of the Mortgage Note.

Mortgage Loan:  An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

Mortgage Loan Documents:  With respect to a Mortgage Loan, the original related Mortgage Note with applicable addenda and riders, the original related Mortgage and the originals of any required addenda and riders, the original related Assignment of Mortgage and any original intervening related Assignments of Mortgage, the original related title insurance policy, related PMI policy, if any, the related Appraisal report and any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate.

Mortgage Loan Schedule:  A schedule of Mortgage Loans annexed hereto as Exhibit A-1, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Company’s Mortgage Loan number; (2) the city, state and zip code of the Mortgaged Property; (3) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four-family residence, planned unit development or condominium; (4) the current Mortgage Interest Rate; (5) the current net Mortgage Interest Rate; (6) the current Monthly Payment; ; (7) the original term to maturity; (8) the scheduled maturity date; (9) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (10) the Loan-to-Value Ratio; (11) a code indicating the mortgage guaranty insurance company and (12) the Servicing Fee.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

Mortgaged Property:  The real property securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

Officer's Certificate:  A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of the Company, reasonably acceptable to the Purchaser.

Pass-Through Transfer:  The sale or transfer of some or all of the Mortgage Loans by the Purchaser to a trust to be formed as part of a publicly issued or privately placed mortgage-backed securities transaction.

Person:  Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

PMI Policy:  A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

Prepayment Interest Shortfall:  As to any Remittance Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Remittance Date, the amount, if any, by which one month’s interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

Prime Rate:  The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment Period:  The month preceding the month in which the related Remittance Date occurs.

Purchaser:  Banc of America Mortgage Capital Corporation, or its successor in interest or any successor or assignee to the Purchaser under this Agreement as herein provided.

Qualified Appraiser: An appraiser, duly appointed by the Company, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of the Financial Institution Reform, Recovery, and Enforcement Act and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Depository:  A deposit account or accounts maintained with a federal or state chartered depository institution the deposits in which are insured by the FDIC to the applicable limits and the short-term unsecured debt obligations of which (or, in the case of a depository institution that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by Standard & Poor’s Ratings Services or Prime-1 by Moody’s Investors Service, Inc. (or a comparable rating if another rating agency is specified by the Purchaser by written notice to the Company) at the time any deposits are held on deposit therein.

Qualified Insurer:  A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

Qualified Substitute Mortgage Loan:  A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution be approved by the Purchaser and, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Loan Remittance Rate not less than, and not more than 2% greater than, the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; and (v) be of the same type as the Deleted Mortgage Loan.

Reconstitution Date:  The date on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Pass-Through Transfer or Whole Loan Transfer pursuant to Section 9.01 hereof.  The Reconstitution Date shall be such date which the Purchaser and the shelf registrant shall designate.  On such date, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Company's servicing responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans.

Record Date:  The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

REMIC:  A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

REMIC Provisions:  Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

Remittance Date:  The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month, beginning with the First Remittance Date.

REO Disposition:  The final sale by the Company of any REO Property.

REO Disposition Proceeds:  All amounts received with respect to an REO Disposition pursuant to Section 4.16.

REO Property:  A Mortgaged Property acquired by the Company on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

Repurchase Price: Unless otherwise agreed by the Purchaser and the Company, a price equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date on which such repurchase takes place plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser through the last day of the month in which such repurchase takes place, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase.

Securities Act of 1933 or the 1933 Act:  The Securities Act of 1933, as amended.

Servicing Advances:  All customary, reasonable and necessary "out of pocket" costs and expenses other than Monthly Advances (including reasonable attorney's fees and disbursements) incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.08.

Servicing Fee:  With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Company, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan.  Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed.  The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the Company, or as otherwise provided under Section 4.05.

Servicing Fee Rate:  0.25% per annum per Mortgage Loan.

Servicing File:  With respect to each Mortgage Loan, the file retained by the Company consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in the Custodial Agreement the originals of which are delivered to the Custodian pursuant to Section 2.03.

Servicing Officer:  Any officer of the Company involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

Stated Principal Balance:  As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

Underwriting Guidelines:  The underwriting guidelines of the Company attached hereto as Exhibit E.

Whole Loan Transfer:  Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party, which sale or transfer is not a Pass-Through Transfer.

ARTICLE II.

CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS

Section 2.01

Conveyance of Mortgage Loans; Possession of Mortgage Files; Maintenance of Servicing Files.

The Company, simultaneously with the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, all the right, title and interest of the Company in and to the Mortgage Loans.  The Company shall deliver the Mortgage Loan Schedule to the Purchaser at least two (2) Business Days before the Closing Date.  Pursuant to Section 2.03, the Company has delivered the Mortgage Loan Documents to the Custodian.

The contents of each Mortgage File not delivered to the Custodian are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof.  The Company shall maintain a Servicing File consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Custodian.  The possession of each Servicing File by the Company is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only.  Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the Purchaser and only in such custodial capacity.  The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to Section 3.03 or 6.02.  All such costs associated with the release, transfer and re-delivery to the Company shall be the responsibility of the Purchaser.

Section 2.02

Books and Records; Transfers of Mortgage Loans.

From and after the sale of the Mortgage Loans to the Purchaser all rights arising out of the Mortgage Loans, including, but not limited to, all funds received on or in connection with the Mortgage Loans, shall be received and held by the Company in trust for the benefit of the Purchaser as owner of the Mortgage Loans, and the Company shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

The sale of each Mortgage Loan shall be reflected on the Company's balance sheet and other financial statements as a sale of assets by the Company.  The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser.  In particular, the Company shall maintain in its possession, available for inspection by the Purchaser, or its designee, and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae or Freddie Mac and periodic inspection reports as required by Section 4.13.  To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Company may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Company complies with the requirements of the Fannie Mae Selling and Servicing Guide, as amended from time to time.

The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection by the Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

The Company shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Company shall note transfers of Mortgage Loans.  No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof.  For the purposes of this Agreement, the Company shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan.  The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that in no event shall there be more than four Persons at any given time having the status of "Purchaser" hereunder.  The Purchaser also shall advise the Company of the transfer.  Upon receipt of notice of the transfer, the Company shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.  If the Company receives notification of a transfer less than five (5) Business Days before the last calendar day of the month, the Company’s duties to remit and report as required by Section 5 shall begin with the next Due Period.

Section 2.03

Custodial Agreement; Delivery of Documents.

The Company has delivered and released to the Custodian at least two (2) Business Days prior to the Closing Date those Mortgage Loan Documents as required by Exhibit B to this Agreement with respect to each Mortgage Loan.

The Custodian has certified its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement, as evidenced by the Initial Certification of the Custodian in the form annexed to the Custodial Agreement.  The Company shall be responsible for recording the initial assignments of mortgage.  The Purchaser will be responsible for the fees and expenses of the Custodian.

The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one week of their execution, provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within ten (10) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty days of its submission for recordation.

If the original or a copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Custodian with 240 days following the Closing Date, and if the Company does not cure such failure within thirty (30) days after receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Company at a price and in the manner specified in Section 3.03.

In the event the public recording office is delayed in returning any original document, the Company shall deliver to the Custodian within 270 days of its submission for recordation, a copy of such document and an Officer's Certificate, which shall (i) identify the recorded document; (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian.  The Company will be required to deliver the document to the Custodian by the date specified in (iv) above.  An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.  However, if the Company cannot deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified time for any reason, within thirty (30) days after receipt of written notification of such failure from the Purchaser, the Company shall repurchase the related Mortgage Loan at the price and in the manner specified in Section 3.03.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH

Section 3.01

Company Representations and Warranties.

The Company hereby represents and warrants to the Purchaser that, as of the Closing Date:

(a)

Due Organization and Authority.

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

(b)

Ordinary Course of Business.

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, who is in the business of selling and servicing loans, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

(c)

No Conflicts.

Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

(d)

Ability to Service.

The Company is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans.  The Company is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

(e)

Reasonable Servicing Fee; Fair Consideration.

The Company acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.  The consideration received by the Company upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans;

(f)

Ability to Perform; Solvency.

The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.  The Company is solvent and the sale of the Mortgage Loans will not cause the Company to become insolvent.  The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company's creditors;

(g)

No Litigation Pending.

There is no action, suit, proceeding or investigation pending or threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

(h)

No Consent Required.

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

(i)

Selection Process.

The Mortgage Loans were selected from among the outstanding 30-year fixed rate one- to four-family mortgage loans in the Company's portfolio at the Closing Date as to which the representations and warranties set forth in Section 3.02 could be made and such selection was not made in a manner so as to affect adversely the interests of the Purchaser;

(j)

No Untrue Information.

Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

(k)

Sale Treatment.

The Company has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

(l)

No Material Change.

There has been no material adverse change in the business, operations, financial condition or assets of the Company since the date of the Company’s most recent financial statements; and

(m)

No Brokers’ Fees.

The Company has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans.

Section 3.02

Representations and Warranties Regarding Individual Mortgage Loans.

As to each Mortgage Loan, the Company hereby represents and warrants to the Purchaser that as of the Closing Date:

(a)

Mortgage Loans as Described.

The information set forth in the Mortgage Loan Schedule attached hereto as Exhibit A-1 and the information contained on the Data File delivered to the Purchaser is true and correct;

(b)

Payments Current.

All payments required to be made up to the Cut-off Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited.  No payment under any Mortgage Loan has been 30 days delinquent more than one time within twelve months prior to the Closing Date;

(c)

No Outstanding Charges.

There are no defaults in complying with the terms of the Mortgages, and all taxes, governmental assessments, insurance premiums, leasehold payments, water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable.  The Company has not advanced funds, or induced, or solicited directly or indirectly, the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

(d)

Original Terms Unmodified.

The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interests of the Purchaser and maintain the lien priority of the Mortgage and which has been delivered to the Custodian.  The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI policy and the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule.  No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan File delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule;

(e)

No Defenses.

The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(f)

No Satisfaction of Mortgage.

The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

(g)

Validity of Mortgage Documents.

The Mortgage Note and the Mortgage and related documents are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms.  All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties;

(h)

No Fraud.

No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Company, or the Mortgagor, or to the best of the Company’s knowledge, any appraiser, any builder, or any developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

(i)

Compliance with Applicable Laws.

Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination and servicing of the Mortgage Loan have been complied with, the Mortgagor received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and, if the Mortgage Loan is a refinanced Mortgage Loan, rescission materials required by applicable laws, and the Company shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

(j)

Location and Type of Mortgaged Property.

The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a contiguous parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a townhouse, provided, however, that any condominium project or planned unit development shall conform with the applicable Fannie Mae requirements regarding such dwellings, and no residence or dwelling is a mobile home or a cooperative unit.  As of the respective date of the Appraisal, no portion of the Mortgaged Property was being used for commercial purposes. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets Fannie Mae eligibility requirements or is located in a condominium or  planned unit development project which has received Fannie Mae project approval and the representations and warranties required by Fannie Mae with respect to such condominium or planned unit development have been made and remain true and correct in all respects;

(k)

Valid First Lien.

The Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing.  The lien of the Mortgage is subject only to:

(1)

the lien of current real property taxes and assessments not yet due and payable;

(2)

covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or otherwise considered in the Appraisal made for the originator of the Mortgage Loan and (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such Appraisal; and

(3)

other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Company has full right to sell and assign the same to the Purchaser;

(l)

Full Disbursement of Proceeds.

The proceeds of the Mortgage Loan have been fully disbursed, except for escrows established or created due to seasonal weather conditions,  and there is no requirement for future advances thereunder.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

(m)

Consolidation of Future Advances.

Any future advances made prior to the Cut-off Date, have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule.  The lien of the Mortgage securing  the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac; the consolidated principal amount does not exceed the original principal amount of the Mortgage Loan; the Company shall not make future advances after the Cut-off Date;

(n)

Ownership.

The Company is the sole owner of record and holder of the Mortgage Loan and the related Mortgage Note and the Mortgage are not assigned or pledged, and the Company has good and marketable title thereto and has full right and authority to transfer and sell the Mortgage Loan to the Purchaser.  The Company is transferring the Mortgage Loan free and clear of any and all encumbrances, liens, pledges, equities, participation interests, claims, agreements with other parties to sell or otherwise transfer the Mortgage Loan, charges or security interests of any nature encumbering such Mortgage Loan;

(o)

Origination/Doing Business.

The Mortgage Loan was originated by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company, or similar institution that is supervised and examined by a federal or state authority or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were)  (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, or (3) qualified to do business in such state, or (4) federal savings and loan associations or national banks having principal offices in such state, or (5) not doing business in such state;

(p)

LTV, PMI Policy.

No Mortgage Loan has a LTV greater than 95%.  If a Mortgage Loan had an original LTV of 80% or greater, the excess over 78% is and will be insured as to payment defaults by a PMI Policy until terminated pursuant to the Homeowners Protection Act of 1998, 12 USC §4901, et seq.  All provisions of such PMI policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid.  The Qualified Insurer has a claims paying ability acceptable to Fannie Mae or Freddie Mac.  Any Mortgage Loan subject to a PMI policy obligates the Company to maintain the PMI policy and to pay all premiums and charges in connection therewith.  The Mortgage Interest Rate for the Mortgage Loan as set forth on the Mortgage Loan Schedule is net of any such insurance premium;

(q)

Title Insurance.

The Mortgage Loan is covered by an ALTA lender's title insurance policy (or in the case of any Mortgage Loan secured by a Mortgaged Property located in a jurisdiction where such policies are generally not available, an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance) or other generally acceptable form of policy of insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of Paragraph (k) of this Section 3.02.  The Company is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement.  No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

(r)

No Defaults.

There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Company nor its predecessors have waived any default, breach, violation or event of acceleration;

(s)

No Mechanics' Liens.

There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage which are not insured against by the title insurance policy referenced in Paragraph (q) above;

(t)

Location of Improvements; No Encroachments.

Except as insured against by the title insurance policy referenced in Paragraph (q) above, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property.  No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

(u)

Payment Terms.

Principal payments commenced no more than 60 days after the funds were disbursed to the Mortgagor in connection with the Mortgage Loan.  Each Mortgage Loan is payable on the first day of each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date set for in the Mortgage Note over an original term to maturity of not more than 30 years.  No Mortgage Loan contains terms or provisions which would result in negative amortization;

(v)

Customary Provisions.

The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.  There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

(w)

Occupancy of the Mortgaged Property.

As of the date of origination, the Mortgaged Property was lawfully occupied under applicable law and to the best of the Company’s knowledge, the Mortgaged Property is lawfully occupied as of the Closing Date;

(x)

No Additional Collateral.

The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Paragraph (k) above;

(y)

Deeds of Trust.

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Mortgagee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

(z)

Acceptable Investment.

The Company has no knowledge of any circumstances or conditions with respect to the Mortgage Loan, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

(aa)

Transfer of Mortgage Loans.

The Assignment of Mortgage upon the insertion of the name of the assignee and recording information is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(bb)

Mortgaged Property Undamaged.

The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

(cc)

Collection Practices; Escrow Deposits.

The origination, servicing and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all material respects legal and proper.  With respect to escrow deposits and Escrow Payments, all such payments are in the possession of the Company and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  All Escrow Payments have been collected in full compliance with state and federal law.  No escrow deposits or Escrow Payments or other charges or payments due the Company have been capitalized under the Mortgage Note;

(dd)

No Condemnation.

There is no proceeding pending or to the best of the Company’s knowledge threatened for the total or partial condemnation of the related Mortgaged Property;

(ee)

The Appraisal.

The Mortgage Loan Documents contain an Appraisal of the related Mortgaged Property by a Qualified Appraiser acceptable to Fannie Mae or Freddie Mac;

(ff)

Insurance.

The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 4.10, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project.  If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier and such policy conforms to Fannie Mae or Freddie Mac requirements, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973, as amended. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums thereon have been paid.  The Mortgage obligates the Mortgagor thereunder to maintain a hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor.  The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement.  The Company has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect and enforceability thereof;

(gg)

Soldiers’ and Sailors’ Civil Relief Act

The Mortgagor has not notified the Company, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers’ and Sailors’ Civil Relief Act of 1940, as amended;

(hh)

Balloon Payments, Graduated Payments or Contingent Interests.

The Mortgage Loan is not a balloon mortgage loan or  a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

(ii)

No Construction Loans.

No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property other than a construction-to-permanent loan which has converted to a permanent Mortgage Loan;

(jj)

Underwriting.

Each Mortgage Loan was underwritten in accordance with the underwriting guidelines of the Company attached as Exhibit E annexed hereto; and the Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae;

(kk)

No Bankruptcy.

No Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated and as of the Closing Date, the Company has not received notice that any Mortgagor is a debtor under any state or federal bankruptcy or insolvency proceeding;

(ll)

Delivery of Mortgage Files.

The Mortgage, Mortgage Note, Assignment of Mortgage and any other documents required to be delivered by the Company hereunder have been delivered to the Custodian.  The Company is in possession of a complete Mortgage File in compliance with Exhibit B, except for such documents the originals of which have been delivered to the Custodian.  With respect to each Mortgage Loan for which a lost note affidavit has been delivered to the Custodian in place of the original Mortgage Note, the related Mortgage Note is no longer in existence, and, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Purchaser will not be affected by the absence of the original Mortgage Note;

(mm)

No Buydowns.

No Mortgage Loan contains provisions pursuant to which Monthly payments are (a) paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a “buydown” provision;

(nn)

Interest Calculation.

Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(oo)

Violation of Environmental Laws.

There is no pending action or proceeding directly involving any Mortgaged Property of which the Company is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Company’s knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

(pp)

Texas Refinance Mortgage Loans.

Each Mortgage Loan originated in the state of Texas pursuant to Article XVI, Section 50(a)(6) of the Texas Constitution (a “Texas Refinance Loan”) has been originated in compliance with the provisions of Article XVI, Section 50(a)(6) of the Texas Constitution, Texas Civil Statutes and the Texas Finance Code;

(qq)

Homeownership and Equity Protection Act.

No Mortgage Loan is subject to the provisions of the Home Ownership and Equity Protection Act of 1994, as amended;

(rr)

Due on Sale.

The Mortgage contains an enforceable provision, to the extent not prohibited by federal law as of the date of such Mortgage, for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

(ss)

Regarding the Mortgagor.

The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a “living trust” and such “living trust” is in compliance with Fannie Mae guidelines for such trusts; and

(tt)

Single Premium Credit Life Insurance.

None of the proceeds of the Mortgage Loan were used to finance single premium credit life insurance policies.

Section 3.03

Repurchase.

It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File.  Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or that materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

Within ninety (90) days after the earlier of either discovery by or notice to the Company of any breach of a representation or warranty which materially and adversely affects the value of the Mortgage Loans, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price.  In the event that a breach shall involve any representation or warranty set forth in Section 3.01, and such breach cannot be cured within 90 days of the earlier of either discovery by or notice to the Company of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Company at the Repurchase Price.  However, if the breach shall involve a representation or warranty set forth in Section 3.02 and the Company discovers or receives notice of any such breach within 90 days of the Closing Date, the Company shall, if the breach cannot be cured, at the Purchaser's option and provided that the Company has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than one hundred twenty (120) days after the Closing Date.

If the Company has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan within ninety (90) days after the written notice of the breach or the failure to cure, whichever is later.  Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

At the time of repurchase or substitution, the Purchaser and the Company shall arrange for the reassignment of the Deleted Mortgage Loan to the Company and the delivery to the Company of any documents held by the Custodian relating to the Deleted Mortgage Loan.  In the event of a repurchase or substitution, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement.  In connection with any such substitution, the Company shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution.  The Company shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by Section 2.03, with the Mortgage Note endorsed as required by Section 2.03.  No substitution will be made in any calendar month after the Determination Date for such month.  The Company shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution.  Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Company.  With respect to any Deleted Mortgage Loan, distributions to Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Company shall thereafter be entitled to retain all amounts subsequently received by the Company in respect of such Deleted Mortgage Loan.

For any month in which the Company substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, the Company shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution).  The amount of such shortfall shall be distributed by the Company in the month of substitution pursuant to Section 5.01.  Accordingly, on the date of such substitution, the Company shall deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall.

In addition to such repurchase or substitution obligation, the Company shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from a breach of the representations and warranties contained in this Agreement.  It is understood and agreed that the obligations of the Company set forth in this Section 3.03 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 3.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Company to the Purchaser, (ii) failures by the Company to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for compliance with this Agreement.

ARTICLE IV.

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01

Company to Act as Servicer.

The Company, as an independent contractor, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through the utilization of a third party servicing provider, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, the Company shall not make any future advances with respect to a Mortgage Loan.  Unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or change the final maturity date on such Mortgage Loan.  The Company shall request written consent from the Purchaser to permit such a modification and the Purchaser shall provide written consent or notify the Company of its objection to such modification within five (5) Business Days after its receipt of the Company's request.  In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Company shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 5.03, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor.  The Company shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 5.03.  Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  If reasonably required by the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

In servicing and administering the Mortgage Loans, the Company shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Company.

Section 4.02

Liquidation of Mortgage Loans.

In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as (1) the Company would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Company shall determine prudently to be in the best interest of Purchaser, and (4) is consistent with any related PMI Policy.  In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 4.01 and remains delinquent for a period of 90 days or any other default continues for a period of ninety (90) days beyond the expiration of any grace or cure period, the Company shall commence foreclosure proceedings, the Company shall notify the Purchaser in writing of the Company's intention to do so, and shall provide such information regarding the Mortgage Loan as the Purchaser reasonably may request, provided that the Company shall not commence foreclosure proceedings if the Purchaser objects to such action within three (3) Business Days after receiving such notice.  The Company shall follow any written directions of the Purchaser with respect to the servicing of such Mortgage Loan, as long as such directions are in accordance with Accepted Servicing Practices and do not violate applicable law.  In the event the Purchaser objects to such foreclosure action, the Company shall not be required to make Monthly Advances with respect to such Mortgage Loan, pursuant to Section 5.03, and the Company's obligation to make such Monthly Advances shall terminate on the 90th day referred to above.  In such connection, the Company shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector.  The cost for such inspection or review shall be borne by the Purchaser.  Upon completion of the inspection or review, the Company shall promptly provide the Purchaser with a written report of the environmental inspection.

After reviewing the environmental inspection report, the Purchaser shall determine how the Company shall proceed with respect to the Mortgaged Property.  In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Company to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Company, the Company shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof.  In the event the Purchaser directs the Company not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

Section 4.03

Collection of Mortgage Loan Payments.

Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Company shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 4.04

Establishment of and Deposits to Custodial Account.

The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Wells Fargo Home Mortgage, Inc., in trust for Banc of America Mortgage Capital Corporation and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - P & I."  The Custodial Account shall be established with a Qualified Depository. Upon request of the Purchaser and within ten (10) days thereof, the Company shall provide the Purchaser with written confirmation of the existence of such Custodial Account.  Any funds deposited in the Custodial Account shall at all times be insured to the fullest extent allowed by applicable law.  Funds deposited in the Custodial Account may be drawn on by the Company in accordance with Section 4.05.

The Company shall deposit in the Custodial Account within two (2) Business Days of Company’s receipt, and retain therein, the following collections received by the Company and payments made by the Company after the Cut-off Date, or received by the Company prior to the Cut-off Date but allocable to a period subsequent thereto, other than payments of principal and interest due on or before the Cut-off Date:

(i)

all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

(ii)

all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

(iii)

all Liquidation Proceeds;

(iv)

all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14), Section 4.11 and Section 4.15;

(v)

all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

(vi)

any amount required to be deposited in the Custodial Account pursuant to Section 4.01, 5.03, 6.01 or 6.02;

(vii)

any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.03 and all amounts required to be deposited by the Company in connection with a shortfall in principal amount of any Qualified Substitute Mortgage Loan pursuant to Section 3.03;

(viii)

with respect to each Principal Prepayment, the Prepayment Interest Shortfall (to be paid by the Company out of its own funds);

(ix)

any amounts required to be deposited by the Company pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy; and

(x)

any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.16.

The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Company into the Custodial Account.  Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05.  The Company shall maintain adequate records with respect to all withdrawals made pursuant to this Section 4.04.  All funds required to be deposited in the Custodial Account shall be held in trust for the Purchaser until withdrawn in accordance with Section 4.05.

Section 4.05

Permitted Withdrawals From Custodial Account.

The Company shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

(i)

to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

(ii)

to reimburse itself for Monthly Advances of the Company's funds made pursuant to Section 5.03, the Company's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that, where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03 or 6.02, the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

(iii)

to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Company's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03 or 6.02, in which case the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

(iv)

to pay itself interest on funds deposited in the Custodial Account if such interest amount was previously credited;

(v)

to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 8.01;

(vi)

to pay any amount required to be paid pursuant to Section 4.16 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

(vii)

to reimburse itself for any Servicing Advances or REO expenses after liquidation of the Mortgaged Property not otherwise reimbursed above;

(viii)

to remove funds inadvertently placed in the Custodial Account by the Company; and

(ix)

to clear and terminate the Custodial Account upon the termination of this Agreement.

In the event that the Custodial Account is interest bearing, on each Remittance Date, the Company shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Company is not obligated to remit on such Remittance Date.  The Company may use such withdrawn funds only for the purposes described in this Section 4.05.  The Company shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account.

Section 4.06

Establishment of and Deposits to Escrow Account.

The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "Wells Fargo Home Mortgage, Inc., in trust for Banc of America Mortgage Capital Corporation and/or subsequent purchasers, Residential Mortgage Loans, and various Mortgagors - T & I."  The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Upon request of the Purchaser and within ten (10) days thereof, the Company shall provide the Purchaser with written confirmation of the existence of such Escrow Account.  Funds deposited in the Escrow Account may be drawn on by the Company in accordance with Section 4.07.

The Company shall deposit in the Escrow Account or Accounts within two (2) Business Days of Company’s receipt, and retain therein:

(i)

all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

(ii)

all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

The Company shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 4.07.  The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor.  To the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 4.07

Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account or Accounts may be made by the Company only:

(i)

to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)

to reimburse the Company for any Servicing Advances made by the Company pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii)

to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

(iv)

for transfer to the Custodial Account for application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v)

for application to the restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 4.14;

(vi)

to pay to the Company, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

(vii)

to remove funds inadvertently placed in the Escrow Account by the Company; and

(viii)

to clear and terminate the Escrow Account on the termination of this Agreement.

Section 4.08

Payment of Taxes, Insurance and Other Charges.

With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage.  The Company assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same of the making of the Escrow Payments, and the Company shall make advances from its own funds to effect such payments.

Section 4.09

Protection of Accounts.

The Company may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time, provided that the Company shall give notice to the Purchaser of any proposed change of the location of either Account not later than ten (10) days prior to any change thereof.

Section 4.10

Maintenance of Hazard Insurance.

The Company shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary or required by law in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.  In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to Fannie Mae or Freddie Mac, the Company shall notify the Purchaser and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy.  In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to Section 4.11 hereof.

If the related Mortgaged Property is located in an area identified by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier acceptable to Fannie Mae or Freddie Mac in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

If a Mortgage is secured by a unit in a condominium project, the Company shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner's association its agreement to notify the Company promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

In the event that any Purchaser or the Company shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Company shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

All policies required hereunder shall name the Company as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

The Company shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Company shall not accept any such insurance policies from insurance companies unless such companies are acceptable to Fannie Mae and Freddie Mac and are licensed to do business in the jurisdiction in which the Mortgaged Property is located.  The Company shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.

Pursuant to Section 4.04, any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Company's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

Section 4.11

Maintenance of Mortgage Impairment Insurance.

In the event that the Company shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy (1) names the Company as loss payee, (2) provides coverage in an amount equal to the amount required pursuant to Section 4.10 without coinsurance and (3) otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10.  The Company shall prepare and make any claims on the blanket policy as deemed necessary by the Company in accordance with prudent servicing practices.  Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.  Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Company shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Company's funds, without reimbursement therefor.  Upon request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to such Purchaser.

Section 4.12

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

The Company shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Company Employees").  Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company Employees.  Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such Fidelity Bond and Errors and Omissions Insurance Policy shall be at least equal to the amounts acceptable to Fannie Mae or Freddie Mac.  Upon the request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certificate of insurance for such Fidelity Bond and Errors and Omissions Insurance Policy and a statement from the surety and the insurer that such Fidelity Bond and Errors and Omissions Insurance Policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

Section 4.13

Inspections.

If any Mortgage Loan is more than 60 days delinquent, the Company immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer.  The Company shall keep a written report of each such inspection.

Section 4.14

Restoration of Mortgaged Property.

The Company need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices.  For claims greater than $15,000, at a minimum the Company shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

(i)

The Company shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)

the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

(iii)

the Company shall verify that the Mortgage Loan is not in default; and

(iv)

pending repairs or restoration, the Company shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

If the Purchaser is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

Section 4.15

Maintenance of PMI Policy; Claims.

With respect to each Mortgage Loan with an LTV in excess of 80%, the Company shall, without any cost to the Purchaser maintain in full force and effect a PMI Policy insuring the portion over 78% until terminated pursuant to the Homeowners Protection Act of 1998, 12 USC §4901, et seq.  In the event that such PMI Policy shall be terminated other than as required by law, the Company shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy.  If the insurer shall cease to be a Qualified Insurer, the Company shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Company shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason.  If the Company determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy.  The Company shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Company would have been covered thereunder.  In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Company shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy.  If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement PMI Policy as provided above.

In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan.  Pursuant to Section 4.04, any amounts collected by the Company under any PMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

Section 4.16

Title, Management and Disposition of REO Property.

In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Company from any attorney duly licensed to practice law in the state where the REO Property is located.  The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

The Purchaser shall have the option to manage and operate the REO Property provided the Purchaser gives written notice of its intention to do so within sixty (60) days after such REO Property is acquired in foreclosure or by deed in lieu of foreclosure. The election by the Purchaser to manage the REO Property shall not constitute a termination of any rights of the Company pursuant to Section 11.02.

In the event the Purchaser does not elect to manage its own REO property, the Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale.  The Company, either itself or through an agent selected by the Company, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Company shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Company deems to be in the best interest of the Purchaser.

The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Company determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property.  If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate agreement among the Company and Purchaser shall be entered into with respect to such purchase money mortgage.

The Company shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

The disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the Purchaser.  The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account.  As soon as practical thereafter the expenses of such sale shall be paid and the Company shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to Section 5.03.  On the Remittance Date immediately following the receipt of such sale proceeds,  the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

The Company shall withdraw from the Custodial Account funds necessary for the proper operation management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 and the fees of any third party managing agent of the Company, or the Company itself.  The REO management fee shall be the greater of one percent (1%) of the gross sales price of the REO Property or $1500.00 per REO Property, provided however, the REO management fee shall not exceed the net Liquidation Proceeds.  The Company shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 4.17

Real Estate Owned Reports.

Together with the statement furnished pursuant to Section 5.02, the Company shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month.  That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

Section 4.18

Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

Section 4.19

Reports of Foreclosures and Abandonments of Mortgaged Property.

Following the foreclosure sale or abandonment of any Mortgaged Property, the Company shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.  The Company shall file information reports with respect to the receipt of mortgage interest received in a trade or business and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

ARTICLE V.

PAYMENTS TO PURCHASER

Section 5.01

Remittances.

On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Company is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii); and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date.

With respect to any remittance received by the Purchaser after the next Business Day following the Business Day on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date.  The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

Section 5.02

Statements to Purchaser.

Not later than the tenth (10th )Business Day of each month, the Company shall furnish to the Purchaser a monthly remittance advice, with a trial balance report attached thereto, as to the preceding remittance and the period ending on the last day of the preceding month.

Section 5.03

Monthly Advances by Company.

On the Business Day immediately preceding each Remittance Date, the Company shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01.  Any amounts held for future distribution and so used shall be replaced by the Company by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date.  The Company's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the earlier of:  (i) the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; and (ii) the Remittance Date prior to the date the Mortgage Loan is converted to REO Property, provided however, that if requested by a Rating Agency (hereinafter defined) in connection with a securitization, the Company shall be obligated to make such advances through the Remittance Date prior to the date on which cash is received in connection with the liquidation of REO Property; provided, however, that such obligation shall cease if the Company determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Company from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan.  In the event that the Company determines that any such advances are non-recoverable, the Company shall provide the Purchaser with a certificate signed by two officers of the Company evidencing such determination.  For purposes of this paragraph, “Rating Agency” shall mean Moody’s Investors Services, Inc., Standard & Poor’s Ratings Services, Fitch, Inc., or any other nationally recognized statistical credit rating agency.

Article VI.

GENERAL SERVICING PROCEDURES

Section 6.01

Transfers of Mortgaged Property.

The Company shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note.  When the Mortgaged Property has been conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Company shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, if any.

If the Company reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Company shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Company is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Company has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.  If an assumption fee is collected by the Company for entering into an assumption agreement the fee will be retained by the Company as additional servicing compensation.  In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other materials terms shall be changed without Purchaser’s consent.

To the extent that any Mortgage Loan is assumable, the Company shall inquire diligently into the credit worthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used with respect to underwriting mortgage loans of the same type as the Mortgage Loans.  If the credit worthiness of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Section 6.02

Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company shall notify the Purchaser in the monthly remittance advice as provided in Section 5.02, and may request the release of any Mortgage Loan Documents.

If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Purchaser.  The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Section 6.03

Servicing Compensation.

As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account the amount of its Servicing Fee.  The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid scheduled principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed.  The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments.  Notwithstanding the foregoing, with respect to the payment of the Servicing Fee for any month, the aggregate Servicing Fee shall be reduced (but not below zero) by an amount equal to the Prepayment Interest Shortfall for such Remittance Date relating to the Mortgage Loans.

Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, and late payment charges shall be retained by the Company to the extent not required to be deposited in the Custodial Account.  The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 6.04

Annual Statement as to Compliance.

The Company shall deliver to the Purchaser, on or before May 31, each year beginning May 31, 2002, an Officer's Certificate, stating that (i) a review of the activities of the Company during the preceding calendar year and of performance under this Agreement or similar agreements has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Company has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Company to cure such default.

Section 6.05

Annual Independent Public Accountants' Servicing Report.

On or before May 31, of each year beginning May 31, 2002, the Company, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans similar in nature and that such firm is of the opinion that the provisions of this or similar Agreements have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.  By providing Purchaser a copy of a Uniform Single Attestation Program Report from their independent public accountant's on an annual basis, Company shall be considered to have fulfilled its obligations under this Section 6.05.

Section 6.06

Right to Examine Company Records.

The Purchaser, or its designee, shall have the right to examine and audit any and all of the books, records, or other information of the Company, whether held by the Company or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.  The Purchaser shall pay its own travel expenses associated with such examination.

Section 6.07

Compliance with REMIC Provisions.

If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Company shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860 (a) (2) of the Code and the tax on “contributions” to a REMIC set forth in Section 860(d) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

ARTICLE VII.

COMPANY TO COOPERATE

Section 7.01

Provision of Information.

During the term of this Agreement, the Company shall furnish to the Purchaser such periodic, special, or other reports or information, and copies or originals of any documents contained in the Servicing File for each Mortgage Loan provided for herein.  All other special reports or information not provided for herein as shall be necessary, reasonable, or appropriate with respect to the Purchaser or any regulatory agency will be provided at the Purchaser’s expense.  All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.  In addition, during the term of this Agreement, the Company shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising the Purchaser or any of Purchaser’s assigns (including beneficial owners of securities issued in Pass-Through Transfers backed by the Mortgage Loans) and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans.  Such access shall be afforded upon reasonable and prior written request and during normal business hours at the offices designated by the Company.

The Company shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 7.02

Financial Statements; Servicing Facility.

In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective Purchaser a Consolidated Statement of Operations of the Company for the most recently completed two fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations.  The Company also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Company (and are available upon request to members or stockholders of the Company or to the public at large).

The Company also shall make available to Purchaser or prospective purchasers a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company, and to permit any prospective Purchaser to inspect the Company's servicing facilities for the purpose of satisfying such prospective Purchaser that the Company has the ability to service the Mortgage Loans as provided in this Agreement.

ARTICLE VIII.

THE COMPANY

Section 8.01

Indemnification; Third Party Claims.

The Company shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement.  The Company immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim.  The Company shall follow any written instructions received from the Purchaser in connection with such claim.  The Purchaser promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company's indemnification pursuant to Section 3.03, or the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

Section 8.02

Merger or Consolidation of the Company.

The Company shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution which is a Fannie Mae/Freddie Mac-approved company in good standing.  Furthermore, in the event the Company transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Company, such affiliate shall satisfy the condition above, and shall also be fully liable to the Purchaser for all of the Company's obligations and liabilities hereunder.

Section 8.03

Limitation on Liability of Company and Others.

Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Company or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement or any other liability which would otherwise be imposed under this Agreement.  The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto.  In such event, the Company shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action.

Section 8.04

Limitation on Resignation and Assignment by Company.

The Purchaser has entered into this Agreement with the Company and subsequent purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Company, and the representations as to the adequacy of its servicing facilities, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof.  Therefore, the Company shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all of its property or assets without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company.  Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser.  No such resignation shall become effective until a successor shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in Section 12.01.

Without in any way limiting the generality of this Section 8.04, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Company or any third party.

ARTICLE IX.

REMOVAL OF MORTGAGE LOANS FROM AGREEMENT

Section 9.01

Removal of Mortgage Loans from Inclusion Under this Agreement.

The Purchaser and the Company agree that with respect to some or all of the Mortgage Loans, the Purchaser, at its sole option, shall effect up to four Whole Loan Transfers or Pass-Through Transfers, retaining the Company as the servicer thereof or subservicer if a master servicer is employed, or as applicable the "seller/servicer." On the Reconstitution Date, the Mortgage Loans transferred shall cease to be covered by this Agreement; provided, however, that, in the event that any Mortgage Loan transferred pursuant to this Section 9.01 is rejected by the transferee, the Company shall continue to service such rejected Mortgage Loan on behalf of the Purchaser in accordance with the terms and provisions of this Agreement.

The Company shall cooperate with the Purchaser in connection with each Whole Loan Transfer or Pass-Through Transfer in accordance with this Section 9.01.  In connection therewith the Company shall:

(a)

make all representations and warranties with respect to the Mortgage Loans as of the Closing Date and with respect to the Company itself as of the closing date of each Whole Loan Transfer or Pass-Through Transfer;

(b)

negotiate in good faith and execute any seller/servicer agreements required by the shelf registrant to effectuate the foregoing provided such agreements create no greater obligation or cost on the part of the Company than otherwise set forth in this Agreement;

(c)

make representations and warranties (1) that the Company has serviced the Mortgage Loans in accordance with the terms of this Agreement, provided accurate statements to the Purchaser pursuant to Section 5.02 of this Agreement, and otherwise complied with all covenants and obligations hereunder and (2) that the Company has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans

(d)

provide as applicable:

(i)

any and all information and appropriate verification of information which may be reasonably available to the Company, including the Company’s foreclosure, delinquency experience and the Company’s underwriting standards, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall request;

(ii)

such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Company as are reasonably believed necessary by the trustee, any rating agency or the Purchaser, as the case may be, in connection with such Whole Loan Transfers or Pass-Through Transfers.  The Purchaser shall pay all third party costs associated with the preparation of such information.  The Company shall execute any seller/servicer agreements required within a reasonable period of time after receipt of such seller/servicer agreements which time shall be sufficient for the Company and the Company's counsel to review such seller/servicer agreements. Under this Agreement, the Company shall retain a servicing fee at a rate per annum equal to no less than 0.25 % per Mortgage Loan; and

(e)

indemnify the Purchaser for any material misstatements or omissions contained in the information provided pursuant to (d) above, provided that the Purchaser shall also provide indemnification to the Company, it successors or assigns, with respect to the accuracy of all other information the Purchaser may disclose in any securitization offering materials.

In the event the Purchaser has elected to have the Company hold record title to the Mortgages, prior to the Reconstitution Date the Company shall prepare an Assignment in blank or to the trustee from the Company acceptable to the trustee for each Mortgage Loan that is part of the Whole Loan Transfers or Pass-Through Transfers.  The Purchaser shall pay all preparation and recording costs associated therewith if the Assignments of Mortgage have not been previously prepared and recorded in Purchaser’s name.  The Company shall execute each Assignment, track such Assignments to ensure they have been recorded and deliver them as required by the trustee upon the Company's receipt thereof.  Additionally, the Company shall prepare and execute, at the direction of the Purchaser, any note endorsements in connection with any and all seller/servicer agreements.

All Mortgage Loans not sold or transferred pursuant to Whole Loan Transfers or Pass-Through Transfers shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

ARTICLE X.

DEFAULT

Section 10.01

Events of Default.

Each of the following shall constitute an Event of Default on the part of the Company:

(i)

any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

(ii)

failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement or in the Custodial Agreement which continues unremedied for a period of thirty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or

(iii)

failure by the Company to maintain its license to do business in any jurisdiction where the Mortgaged Property is located if such license is required; or

(iv)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(v)

the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

(vi)

the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

(vii)

the Company ceases to meet the qualifications of a Fannie Mae/Freddie Mac servicer; or

(viii)

the Company attempts to assign its right to servicing compensation hereunder or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of Section 8.04.

If the Company obtains knowledge of an Event of Default, the Company shall promptly notify the Purchaser.  In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Company, may terminate all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

Upon receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01.  Upon written request from any Purchaser, the Company shall prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense.  The Company shall cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Section 10.02

Waiver of Defaults.

By a written notice, the Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences.  Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE XI.

TERMINATION

Section 11.01

Termination.

This Agreement shall terminate upon either:  (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Company and the Purchaser in writing.

Upon written request from the Purchaser in connection with any such termination, the Company shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Company's sole expense.  The Company agrees to cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

Section 11.02

Termination Without Cause.

The Purchaser may terminate, at its sole option, any rights the Company may have hereunder, without cause as provided in this Section 11.02.  Any such notice of termination shall be in writing and delivered to the Company by registered mail as provided in Section 12.05.

The Company shall be entitled to receive, as such liquidated damages, upon the transfer of the servicing rights, an amount equal to 2.25% of the aggregate outstanding principal amount of the transferred Mortgage Loans as of the termination date.

ARTICLE XII.

MISCELLANEOUS PROVISIONS

Section 12.01

Successor to Company.

Prior to termination of the Company's responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01 (ii) or Section 11.02 the Purchaser shall, (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of Company's responsibilities, duties and liabilities under this Agreement.  In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree.  In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor.  The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Purchaser under Section 3.03, it being understood and agreed that the provisions of such Sections 3.01, 3.02, and 3.03 shall be applicable to the Company notwithstanding any such sale, assignment, resignation or termination of the Company, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Company and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, except for subsections (h), (i) and (k) thereof, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement.  Any termination or resignation of the Company or termination of this Agreement pursuant to Section 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that any Purchaser may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

The Company shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

Upon a successor's acceptance of appointment as such, the Company shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.05.

Section 12.02

Amendment.

This Agreement may be amended from time to time by the Company and by written agreement signed by the Company and the Purchaser.

Section 12.03

Governing Law.

This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Each of the Company and the Purchaser hereby knowingly, voluntarily and intentionally waives any and all rights it may have to a trial by jury in respect of any litigation based on, or arising out of, under, or in connection with this Agreement, or any other documents and instruments executed in connection herewith, or any course of conduct, course of dealing, statements (whether oral or written), or actions of the Company or the Purchaser.  This provision is a material inducement for the Purchaser to enter into this Agreement.

Section 12.04

Arbitration.

In the event a claim or controversy arises concerning the interpretation or enforcement of the terms of this Agreement, the Purchaser and the Company agree that such claim or controversy may be settled by final, binding arbitration if the Purchaser and the Company, as applicable, consent to such arbitration at the time such claim or controversy arises which consent may be withheld by the Purchaser and the Company in their sole discretion.

Section 12.05

Duration of Agreement.

This Agreement shall continue in existence and effect until terminated as herein provided.  This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser.

Section 12.06

Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

(i)

if to the Company:

Wells Fargo Home Mortgage, Inc.

1 Home Campus

Des Moines, IA  50328-0001

Attention:  John B. Brown, MAC X2401-042

With a copy to:

Wells Fargo Home Mortgage, Inc.

1 Home Campus

Des Moines, Iowa  50328-0001

Attention:  General Counsel MAC X2401-06T

or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

(ii)

if to Purchaser:

Banc of America Mortgage Capital Corporation

Bank of America Corporate Center

NC1-007-11-07

100 North Tryon Street

Charlotte, North Carolina  28255

Attention:  Managing Director

or such other address as may hereafter be furnished to the Company in writing by the Purchaser;

Section 12.07

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 12.08

Relationship of Parties.

Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 12.09

Execution; Successors and Assigns.

This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.  Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns.

Section 12.10

Recordation of Assignments of Mortgage.

To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Company's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

Section 12.11

Assignment by Purchaser.

The Purchaser shall have the right, without the consent of the Company but subject to the limit set forth in Section 2.02 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment and Assumption Agreement and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans.  All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

Section 12.12

Solicitation of Mortgagor.

The Purchaser, its affiliates, successors or assigns shall not, without the prior written consent of the Company, take any action to solicit or make direct contact with the Mortgagor under any Mortgage Loan except to the extent required by the Company’s breach of this Agreement or as required under applicable law or regulatory authority. In the event the Purchaser, its affiliates, successors or assigns fails to obtain such written consent, the Company shall be entitled, in its sole discretion, to terminate its obligations and duties to service the Mortgage Loans under this Agreement.  Upon transfer of the servicing rights and obligations under this Agreement to the Purchaser or Purchaser’s designee, the Company shall be entitled to receive as liquidated damages, an amount equal to 2.25% of the aggregate outstanding principal amount of the Mortgage Loans as of the termination date.  It is understood and agreed that promotions undertaken by the Purchaser which are directed to the general public at large, including, without limitation, mass mailings based upon commercially acquired mailing lists, newspaper, radio, television advertisements or from servicing needs of a Mortgagor who, without solicitation, contacts the Purchaser, shall not constitute solicitation under this Section.

The Company agrees that, after the Closing Date, it will not take any action to solicit the refinancing of any Mortgage Loan.  It is understood and agreed that promotions undertaken by the Company or any affiliate of the Company which are directed to the general public at large, including, without limitation, mass mailings based upon commercially acquired mailing lists, newspaper, radio, television advertisements or from servicing the refinancing needs of a Mortgagor who, without solicitation, contacts the Company in connection with the refinance of such Mortgage or Mortgage Loan, shall not constitute solicitation under this Section.  Notwithstanding anything to the contrary, this Section shall not prohibit the Company from soliciting any Mortgagor to provide other services including but not limited to credit cards, insurance investments and banking related services.

Section 12.13

Further Agreements.

The Purchaser and the Company each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 12.14

Confidential Information.

The Company shall keep confidential and shall not divulge to any party, without the Purchaser’s prior written consent, the price paid by the Purchaser for the Mortgage Loans, except to the extent that it is reasonable and necessary for the Company to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.

[Intentionally Blank - Next Page Signature Page]

IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANC OF AMERICA MORTGAGE                     WELLS FARGO HOME

CAPITAL CORPORATION                                    MORTGAGE, INC.

Purchaser                                                                    Company

By: ____________________________

By:  ____________________________

Name: __________________________

Name: __________________________

Its:  ____________________________

Its:  ____________________________

STATE OF

)

)

ss:

COUNTY OF ___________

)

On the _____ day of _______________, 20___ before me, a Notary Public in and for said State, personally appeared __________________________________, known to me to be _____________________________________ of Wells Fargo Home Mortgage, Inc., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

Notary Public

My Commission expires

STATE OF

)

)

ss:

COUNTY OF

)

On the _____ day of _______________, 20___ before me, a Notary Public in and for said State, personally appeared _____________________________________, known to me to be the ______________________________ of Banc of America Mortgage Capital Corporation, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

Notary Public

My Commission expires

EXHIBIT A-1

MORTGAGE LOAN SCHEDULE

EXHIBIT A-2

DATA FILE

Loan Number

Channel

Property City

Property State

Property Zip

Property County

Note Date

First Payment Date

Last Payment Date

Maturity Date

Original Loan Amount

Purchase Price

Appraised Value

Current Balance

Sale Balance

Current Interest Rate

Current PANDI

Product Type

Remaining Term

LTV

MI Code

Property Type

Occupancy Code

Purpose Code

Stream Code

Conforming

Client Name

LEX Number

Employer Name

Subsidy Code

Initial Interest Rate

Relo Indicator

Temp Buydown

Servicing Fee

Master Service Fee

Servicer Name

TLTV

ECS Raw Score

ECS Score Code

FICO Raw Score

FICO Score Code

ECS Version Number

Leasehold Indicator

No Ratio Indicator

Alt A Indicator

Citizen Type Code

Program Code

Credit Grade

Lien Status

Terminal Didget

Servicer Code

Loan Term Number

Loan MI Certificate Number

Loan MI Coverage Percent

Borrower Last Name

Borrower First Name

Borrower Street Address

Pledged Asset Indicator

Loan Effect LTV Percent

Timesaver Indicator

Interest Only Indicator

EXHIBIT B

CONTENTS OF EACH MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Company in the Servicing File or delivered to the Custodian pursuant to Sections 2.01 and 2.03 of the Seller's Warranties and Servicing Agreement to which this Exhibit is attached (the "Agreement"):

1)

The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of  without recourse" and signed in the name of the Company by an authorized officer (in the event that the Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form:  "[Company], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form:  "[Company], formerly known as [previous name]").

2)

The original of any guarantee executed in connection with the Mortgage Note (if any).

3)

The original Mortgage, with evidence of recording thereon or a certified true and correct copy of the Mortgage sent for recordation.  If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage.

4)

the originals or certified true copies of any document sent for recordation of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon.

5)

The original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for the insertion of the name of the assignee and recording information).  The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located or on direction of the Purchaser.  If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Purchaser.  If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank.  If the Mortgage Loan was acquired by the Company in a merger, the Assignment of Mortgage must be made by "[Company], successor by merger to [name of predecessor]."  If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be by "[Company], formerly know as [previous name]."  Subject to the foregoing and where permitted under the applicable laws of the jurisdiction wherein the Mortgaged property is located, such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county.

6)

Originals or certified true copies of documents sent for recordation of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

7)

The original PMI Policy or certificate of insurance, where required pursuant to the Agreement.

8)

The original mortgagee policy of title insurance or evidence of title.

9)

Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

10)

Original power of attorney, if applicable

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items to the extent in the possession of the Company or in the possession of the Company’s agent(s):

11)

The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 4.10 of the Agreement.

12)

Residential loan application.

13)

Mortgage Loan closing statement.

14)

Verification of employment and income, unless originated under the Company's Limited Documentation program, Fannie Mae Timesaver Plus.

15)

Verification of acceptable evidence of source and amount of down payment.

16)

Credit report on the Mortgagor.

17)

Residential Appraisal report.

18)

Photograph of the Mortgaged Property.

19)

Survey of the Mortgaged Property, if required by the title company or applicable law.

20)

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e. map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

21)

All required disclosure statements.

22)

If available, termite report, structural engineer's report, water potability and septic certification.

23)

Sales contract, if applicable.

24)

Evidence of payment of taxes and insurance premiums, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

25)

Amortization schedule, if available.

26)

Payment history for any Mortgage Loan that has been closed for more than 90 days.

In the event an Officer's Certificate of the Company is delivered to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 240 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian.  The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above.  An extension of the date specified in (iv) above may be requested form the Purchaser, which consent shall not be unreasonably withheld.

EXHIBIT C

CUSTODIAL AGREEMENT

EXHIBIT D

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

____________, 20__

ASSIGNMENT AND ASSUMPTION, dated ___________________, 20__ among _________________, a _________________ corporation having an office at _________________ ("Assignor") and _________________, having an office at _________________ ("Assignee") and Wells Fargo Home Mortgage, Inc. (the “Company”), having an office at 1 Home Campus, Des Moines, IA  50328-0001:

For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under that certain Seller's Warranties and Servicing Agreement, (the "Seller's Warranties and Servicing Agreement"), dated as of _________________, by and between _________________ (the "Purchaser"), and _________________ (the "Company"), and the Mortgage Loans delivered thereunder by the Company to the Assignor, and that certain Custodial Agreement, (the "Custodial Agreement"), dated as of _________________, by and among the Company, the Purchaser and _________________ (the "Custodian").

2.

The Assignor warrants and represents to, and covenants with, the Assignee that:

a.

The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

b.

The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Seller's Warranties and Servicing Agreement or the Mortgage Loans;

c.

The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Seller's Warranties and Servicing Agreement, the Custodial Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Seller's Warranties and Servicing Agreement.  The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Seller's Warranties and Servicing Agreement or the Mortgage Loans; and

d.

Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

3.

That Assignee warrants and represent to, and covenants with, the Assignor and the Company pursuant to Section 12.10 of the Seller's Warranties and Servicing Agreement that:

a.

The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Seller's Warranties and Servicing Agreement, the Mortgage Loans and the Custodial Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as purchaser thereunder;

b.

The Assignee understands that the Mortgage Loans have not been registered under the 33 Act or the securities laws of any state;

c.

The purchase price being paid by the Assignee for the Mortgage Loans are in excess of $250,000.00 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

d.

The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person.  In this connection, neither the Assignee nor any person authorized to act therefor has offered to sell the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) of US Securities and Exchange Commission Regulation D, promulgated under the 1933 Act;

e.

The Assignee considers itself a substantial sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

f.

The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company;

g.

Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accepted a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the 33 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

h.

Either (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

i.

The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Seller's Warranties and Servicing Agreements is:

Attention:

The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Seller's Warranties and Servicing Agreement is:

Attention:

4.

From and after the date hereof, the Company shall note the transfer of the Mortgage Loans to the Assignee in its books and records, the Company shall recognize the Assignee as the owner of the Mortgage Loans and the Company shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Seller’s Warranties and Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, the Company and the Assignee that the Seller’s Warranties and Servicing Agreement shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

_____________________________

______________________________

Assignor

Assignee

By: __________________________

By:  ___________________________

Name: ________________________

Name: _________________________

Its:___________________________

Its:  ____________________________

Tax Payer Identification No.:

Tax Payer Identification No.:

________________________________

_________________________________

Acknowledged this ___ day of ________________, 20___

WELLS FARGO HOME MORTGAGE, INC.

Company

By:  ___________________________

Name:  ________________________

Its:  ___________________________

Exhibit D-1

STANDARD LAYOUT

FIELD NAME

DESCRIPTION

FORMAT

INVNUM

INVESTOR LOAN NUMBER

Number no decimals

SERVNUM

SERVICER LOAN NUMBER, REQUIRED

Number no decimals

BEGSCHEDBAL

BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED

Number two decimals

BEGINNING TRAIL BALANDE FOR ACTUAL/ACTUAL,

REQUIRED

SCHEDPRIN

SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED

Number two decimals

ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,

REQUIRED, .00 IF NO COLLECTIONS

CURT1

CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

CURT1DATE

CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

CURT1ADJ

CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE

Number two decimals

CURT2

CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

CURT2DATE

CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

CURT2ADJ

CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE

Number two decimals

LIQPRIN

PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE

Number two decimals

OTHPRIN

OTHER PRINCIPAL, .00 IF NOT APPLICABLE

Number two decimals

PRINREMIT

TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

INTREMIT

NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,

Number two decimals

.00 IF NOT APPLICABLE

TOTREMIT

TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE

Number two decimals

ENDSCHEDBAL

ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED

Number two decimals

ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL

.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF

ENDACTBAL

ENDING TRIAL BALANCE

Number two decimals

.00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF

ENDDUEDATE

ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT

DD-MMM-YY

ACTCODE

60 IF PAIDOFF, BLANK IF NOT APPLICABLE

Number no decimals

ACTDATE

ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE

DD-MMM-YY

INTRATE

INTEREST RATE, REQUIRED

Number seven decimals

Example .0700000 for 7.00%

SFRATE

SERVICE FEE RATE, REQUIRED

Number seven decimals

Example .0025000 for .25%

PTRATE

PASS THRU RATE, REQUIRED

Number seven decimals

Example .0675000 for 6.75%

PIPMT

P&I CONSTANT, REQUIRED

Number two decimals

.00 IF PAIDOFF

EXHIBIT D-2

STANDARD DEFAULT FILE FORMAT

1.	Deal Identifier by Loan	52.	REO List Price
2.	SBO Loan Number	53.	Date REO Offer Received
3.	Loan Number	54.	Date REO Offer Accepted
4.	Investor Loan Number	55.	REO Scheduled Close Date
5.	Street Address	56.	REO Actual Closing Date
6.	City	57.	REO Net Sales proceeds
7.	State	58.	REO Sales Price
8.	Zip Code	59.	Paid Off Code
9.	Original Loan Amount	60.	Paid in Full Date
10.	Origination Date	61.	MI Certificate Number
11.	First Payment Date	62.	MI Cost
12.	Current Loan Amount	63.	Other Advance Expenses
13.	Current Interest Rate	64.	T&I Advances
14.	Current P&I Payment Amount	65.	Interest Advances
15.	Scheduled Balance	66.	Liquidation Status
16.	Scheduled Due Date	67.	BK Atty Fees & Costs
17.	Next Rate Adjustment Date	68.	FC Atty Fees & Costs
18.	Next Payment Adjustment Date	69.	Eviction Atty Fees & Costs
19.	Loan Term	70.	Appraisal, BPO Costs
20.	Loan Type	71.	Property Preservation Fees
21.	Servicing Fee	72.	Actual Claim Filed Date
22.	Product Type	73.	Actual Claim Amount Filed
23.	Property Type	74.	Claim Amount Paid
24.	Ownership Code	75.	Claim Funds Received Date
25.	Actual Due Date	76.	Realized Gain or Loss
26.	Delinquency Status	77.	BK Flag
27.	Reason for Default	78.	Bankruptcy Chapter
28.	FC Flag	79.	Actual Bankruptcy Start Date
29.	Date Loan Reinstated	80.	Actual Payment Plan Start Date
30.	FC Suspended Date	81.	Actual Payment Plan End Date
31.	Reason Suspended	82.	Date POC Filed
32.	FC Start Date (referral date)	83.	Date Filed Relief/Dismissal
33.	Actual Notice of Intent Date	84.	Relief/Dismissal Hearing Date
34.	Actual First Legal Date	85.	Date Relief/Dismissal Granted
35.	Date Bid Instructions Sent	86.	Post Petition Due Date
36.	Date F/C Sale Scheduled	87.	Prepayment Flag
37.	Foreclosure Actual Sale Date	88.	Prepayment Waived
38.	Actual Redemption End Date	89.	Prepayment Premium Collected
39.	Occupancy Status	90.	Partial Prepayment Amount Collected
40.	Occupancy Status Date	91.	Prepayment Expiration Date
41.	Actual Eviction Start Date	92.	Origination Value Date
42.	Actual Eviction Complete Date	93.	Origination Value Source
43.	Loss Mit Workstation Status	94.	Original Value Amount
44.	Loss Mit Flag	95.	FC Valuation Amount
45.	Loss Mit Type	96.	FC Valuation Source
46.	Loss Mit Start Date	97.	FC Valuation Date
47.	Loss Mit Approval Date	98.	REO Value Source
48.	Loss Mit Removal Date	99.	REO Value(As-is)
49.	REO Flag	100.	REO Repaired Value
50.	Actual REO Start Date	101.	REO Value Date
51.	REO List Date	102.	Investor/Security Billing Date Sent

SCHEDULE I

Schedule of Serviced Mortgage Loans

(retained in a separate closing binder entitled “SASCO 2002-26 Mortgage Loan Schedule” at McKee Nelson LLP)